CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2021
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT

18. CAPITAL MANAGEMENT
The Trust’s capital structure comprises the total of the stapled unitholders’ equity and debt. The total managed capital of the Trust is summarized below:

As at December 31,	2021	2020
Unsecured debentures, net	$1,891,742	$1,643,175
Unsecured term loans, net	533,347	534,947
Cross currency interest rate swap (assets) liabilities, net (1)	(44,144)	85,588
Secured debt	763	—
Total debt	2,381,708	2,263,710
Stapled unitholders’ equity	5,318,653	3,920,069
Total managed capital	$7,700,361	$6,183,779

(1)	Balance is net of the cross currency interest rate swap assets (note 7(b)).
The Trust manages, monitors and adjusts its capital balances in response to the availability of capital, economic conditions and investment opportunities with the following objectives in mind:

•	Compliance with investment and debt restrictions pursuant to the Amended and Restated Declaration of Trust;

•	Compliance with existing debt covenants;

•	Maintaining investment grade credit ratings;

•	Supporting the Trust’s business strategies including ongoing operations, property development and acquisitions;
•	Generating stable and growing cash distributions; and

•	Building long-term unitholder value.
The Amended and Restated Declaration of Trust contains certain provisions with respect to capital management which include:

•
The Trust shall not incur or assume any indebtedness if, after giving effect to the incurring or assumption of the indebtedness, the total indebtedness of the Trust would be more than 65% of the Gross Book Value (as defined in the Amended and Restated Declaration of Trust); and

•
The Trust shall not invest in raw land for development, except for (i) existing properties with additional development, (ii) the purpose of renovating or expanding existing properties or (iii) the development of new properties, provided that the aggregate cost of the investments of the Trust in raw land, after giving effect to the proposed investment, will not exceed 15% of Gross Book Value.

At December 31, 2021, the Trust’s combined debt consists of the unsecured debentures, the term loans, the secured debt and the credit facility when drawn, each of which have various financial covenants. These covenants are defined within the trust indenture, the term loan agreements, the secured debt agreement and the credit facility agreement and, depending on the debt instrument, include a total indebtedness ratio, a secured indebtedness ratio, an interest coverage ratio, an unencumbered asset ratio, and a minimum equity threshold. The Trust monitors these provisions and covenants and was in compliance with their respective requirements as at December 31, 2021 and 2020.
Distributions are made at the discretion of the Board of Trustees (the “Board”) and Granite REIT intends to distribute each year all of its taxable income pursuant to its Amended and Restated Declaration of Trust as calculated in accordance with the Income Tax Act. For the fiscal year 2021, the Trust declared a monthly distribution of $0.250 per stapled unit from January to November and a monthly distribution of $0.258 per stapled unit for the month of December. The Board determines monthly distribution levels having considered, among other factors, estimated 2021 and 2022 cash generated from operations and capital requirements, the alignment of its current and targeted payout ratios with the Trust’s strategic objectives and compliance with the above noted provisions and financial covenants.